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                                                                 Exhibit 99.5(B)


                               LIFETIME VARIABLE
                                 -------------
                                     SELECT
                                 -------------


                                   APPLICATION

                    FOR A LIFETIME VARIABLE SELECT(R) CONTRACT

                                    INCLUDED IN THIS PACKET:

                                    -  Your Application

                                    -  Exchange of Annuity
                                       Contracts Form


                                (TIAA-CREF LOGO)

TIAA-CREF LIFE INSURANCE COMPANY ISSUES LIFETIME VARIABLE SELECT CONTRACTS.

        INSTRUCTIONS: APPLICATION FOR A LIFETIME VARIABLE SELECT CONTRACT

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1. Owner                  This section should be completed by you as owner of the contract.
   Information
                          As owner, you may exercise every right given by the contract without the consent of any other person, including receiving the income benefits, naming the beneficiary, and surrendering the con-
                     tract for cash. Lifetime Variable Select contracts may be issued before age 88. (This applies to both owner and annuitant.)

                          A trust may be named as the owner if it acts as an agent for a natural person. If the trust is the owner, the trust MAY NOT exercise any of our electronic transactions (i.e., Inter/ACT and Automatic
                     Telephone Service). All transactions by the trust MUST be in writing. Enter the tax ID number in the
                     Social Security space and enter the trust's address in the residence space. Foreign trusts cannot own this contract.

                          If you are not a U.S. citizen and do not have a Social Security Number, you may obtain an
                     Individual Taxpayer Identification Number (ITIN) from the IRS. We will not issue a contract without a Social Security Number or an ITIN.

                          Please complete all information including residential and mailing addresses. A residential mailing address MUST be provided if an alternate mailing address (i.e. P.O. Box) is used.

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2. Annuitant              Complete this section only if you choose to name someone other than yourself as the annuitant.
   Information       The annuitant is the person on whose life the amount and duration of the contract's income benefits are based. Once the contract is issued, the annuitant may not be changed. Lifetime Variable Select contracts may be issued before age 88.

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3. Other                  If the annuity being applied for will replace an existing life insurance or annuity contract that you
   Contracts         own, please indicate the company and policy number. IF YOU ARE TRANSFERRING FUNDS FROM ANOTHER COM-
                     PANY'S ANNUITY, PLEASE CALL US TOLL FREE AT 1 800 223-1200. THE TRANSFER MAY BE SUBJECT TO INCOME TAX IF
                     YOU DO NOT COMPLY WITH IRS REQUIREMENTS. You should also contact the other insurance company for information regarding transferring funds from your annuity contract.

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4. Annuity                The Annuity Starting Date is the date you plan to begin receiving income benefits. This date may
   Starting Date     not be earlier than 14 months after the contract issue date, and it may not be later than the first day of the month of the annuitant's 90th birthday. Benefits are payable on the first day of the month. You may change this date any time before income benefit payments begin.

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5. Designation            The beneficiaries you designate will receive the death benefit due upon your death. If the primary
   of Beneficiary    beneficiary is your spouse, your spouse may elect to become the successor owner and continue the contract. Unless you tell us otherwise, "children" means your offspring from all of your marriages and any persons you have legally adopted.

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6. Initial                Your first premium must be at least $2500, or $50 using Electronic Funds Transfer (EFT) service.
   Premium
                          If you would like to participate in our Electronic Funds Transfer, please complete the EFT form on the back of this application.

                          Premium allocations must be in whole percentages and total 100 percent. PLEASE MAKE YOUR CHECK
                     PAYABLE TO TIAA-CREF LIFE INSURANCE COMPANY, P.O. BOX 530189, ATLANTA, GA 30353-0189.
                     YOU MUST ENCLOSE A CHECK FOR YOUR INITIAL PREMIUM.

                          You can remit additional premiums and change your allocation percentages at any time. Future premiums must be at least $50 and will be allocated in the same proportion as your initial premium or most recent instructions.
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

IF YOU WOULD LIKE ASSISTANCE IN COMPLETING THIS APPLICATION, OR IF YOU HAVE QUESTIONS ABOUT NAMING THE ANNUITANT, OWNER, OR BENEFICIARIES, PLEASE CALL US TOLL FREE AT 800 223-1200, WEEKDAYS BETWEEN 8:00 A.M. AND 10:00 P.M., ET.

(TIAA-CREF LOGO)     TIAA-CREF LIFE INSURANCE COMPANY        APPLICATION FOR A LIFETIME VARIABLE SELECT CONTRACT
                     730 Third Avenue                        Please provide all information requested.
                     New York, NY 10017-3206

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1. Owner                            Name (Mr./Mrs./Ms./Dr.)_________________________________________________________________________
   Information                      Soc. Sec. # ______ -_______ -_______        Date of Birth ____/____/____  Sex:  [ ] M   [ ] F
                                    Daytime Telephone _______________________   Evening Telephone __________________________________
A residential address               Residential Address: ___________________________________________________________________________
must be provided even if            City __________________________________________________________      State ______  Zip _________
an alternative mailing              Mailing Address: _______________________________________________________________________________
address (i.e. P.O. Box)             City __________________________________________________________      State ______  Zip _________
is used.                            e-mail Address: ______________________________________________________________________________
                                    Are you or your spouse currently or formerly employed by:
                                    [ ] College, university or other nonprofit education or research institution  [ ] K-12 [ ] Other
                                    Occupation______________________________________________________________________________________
                                    Name and Address of Employer____________________________________________________________________
                                    Are you a member of a professional association?     [ ] Yes     [ ]  No
                                    If yes, please indicate association's name______________________________________________________

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2. Annuitant                        Name (Mr./Mrs./Ms./Dr.)_________________________________________________________________________
   Information                      Soc. Sec. # ______ -_______ -_______        Date of Birth ____/____/____  Sex:  [ ] M   [ ] F
   (Complete only if you            Daytime Telephone _______________________   Evening Telephone __________________________________
   are naming someone               Residential Address: ___________________________________________________________________________
   else as the Annuitant.)          City __________________________________________________________      State ______  Zip _________

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3. Other                            Will this contract replace or change a life insurance or annuity contract with another company?
   Contracts                        [ ] Yes
                                    If yes, Company __________________________  Contract Number_____________________________________
                                                    [ ] Life Insurance Policy      OR    [ ] Annuity Contract

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4. Annuity Starting                 First day of (the Month) ___________  (in Year) __________  OR at the Annuitant's age __________
   Date

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5. Designation                      Name and Address of                     Relationship to    Date of Birth      Social Security #
   of Beneficiary                   Primary Beneficiary(ies) (Class I)      Owner
                                    ________________________________________________________________________________________________
                                    ________________________________________________________________________________________________
                                    ________________________________________________________________________________________________
                                    Name and Address of                     Relationship to    Date of Birth      Social Security #
                                    Contingent Beneficiary(ies) (Class II)  Owner
                                    ________________________________________________________________________________________________
                                    ________________________________________________________________________________________________
                                    ________________________________________________________________________________________________

                                    The right to change beneficiaries is reserved to the owner unless TIAA-CREF Life is notified otherwise. NOTE: If no primary beneficiary (Class I) is living at time of insured's death, benefits are payable to the contingent beneficiary (Class II). If a class includes more than one person, the benefits are divided equally among the living beneficiaries of the class, unless you specify otherwise.
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

       PLEASE REMEMBER TO COMPLETE THE REVERSE SIDE, AS WELL AS SIGN AND
                             DATE THE APPLICATION.

- 6. Initial Premium. Please indicate your initial premium submitted with this application: $_________________

      Please allocate your premium, in whole percentages, among the investment accounts.

      Money Market         Stock                Growth                  Growth              International      Social Choice
      Account:_______%     Index:_______%       Equity:_______%         & Income:_______%   Equity:_______%    Equity:_______%

      Large-Cap            Small-Cap            Real Estate             Bond
      Value:  _______%     Equity:  _______%    Securities: _______%    Account: _______%

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      Electronic Funds Transfer. If you would like to participate in our
      Electronic Funds Transfer, the minimum investment per month is $50. Please indicate the amount to invest, frequency, the first month to begin debiting your account, and the time interval. Semimonthly investments occur on both the 1st and 15th, while monthly investments occur on either the 1st OR 15th. It takes 10 days to initiate this service.

      If you choose to invest through EFT, you must also submit a check for the initial premium.

      EFT Amount: $_________________________

      Frequency       [ ]  Twice a Month (1st & 15th)
                      [ ]  Once a Month (circle one: 1st or 15th)
                      [ ]  Quarterly (1st of each quarter)

      Name of Bank____________________ Telephone Number of Bank ________________

      Address of Bank___________________________________________________________

      Name on Account_________________ Type of Account__________________________

      Account #_______________________ Bank Transit No._________________________

                              IMPORTANT INFORMATION

      THE ANNUITY APPLIED FOR WILL NOT TAKE EFFECT UNLESS AND UNTIL, DURING THE LIFETIMES OF THE PROPOSED ANNUITANT AND OWNER, TIAA-CREF LIFE HAS RECEIVED THE INITIAL PREMIUM AND HAS APPROVED THIS APPLICATION. IF THE ANNUITANT IS NOT THE OWNER, THE ANNUITANT CONSENTS TO THIS APPLICATION FOR AN ANNUITY BASED ON HIS OR HER LIFE. THE OWNER (NOT THE ANNUITANT) CONTROLS THE CONTRACT. SUBJECT TO ANY TRANSFER OR ASSIGNMENT OF RIGHTS, THE OWNER MAY EXERCISE EVERY RIGHT GIVEN BY THE CONTRACT WITHOUT THE CONSENT OF ANY OTHER PERSON. THE CONTRACT HAS NO PROVISION FOR LOANS.

      ACCUMULATIONS IN THE INVESTMENT ACCOUNTS VARY IN THAT PRINCIPAL AND RETURNS MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS. ANNUITY INCOME FROM THE VARIABLE INVESTMENT ACCOUNTS IS NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT AND MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS.

      THE OWNER ACKNOWLEDGES THE FOLLOWING: I HAVE RECEIVED A CURRENT PROSPECTUS FOR THE LIFETIME VARIABLE SELECT CONTRACT AND A CURRENT PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS, AND HAVE READ AND UNDERSTAND ALL PROVISIONS OF THIS APPLICATION.


      ==========================================================================
      UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER; AND I AM NOT SUBJECT TO BACKUP WITHHOLDING DUE TO FAILURE TO REPORT INTEREST AND DIVIDEND INCOME; AND I AM A U.S. PERSON.

      THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

      ==========================================================================


-    ___________________________________________________      _________
     SIGNATURE OF OWNER                                       DATE

-    ___________________________________________________      _________
     SIGNATURE OF ANNUITANT (IF OTHER THAN THE OWNER)         DATE

      If you would like to receive the Statements of Additional Information, which supplement the prospectuses for the Lifetime Variable Select contract and the TIAA-CREF Life Funds, check here: [ ]

      The Lifetime Variable Select contract and the TIAA-CREF Life Funds are distributed by Teachers Personal Investors Services, Inc.

      (C) 2003 TIAA-CREF Life Insurance Company                    037Q.AN1.LVS
                                                                           TIRI

(TIAA-CREF LOGO)   TIAA-CREF LIFE INSURANCE COMPANY
                   730 Third Avenue                        EXCHANGE OF ANNUITY CONTRACTS
                   New York, NY 10017-3206                 Under IRC Section 1035


Contract No: ____________________________   Owner: _____________________________

Contract Enclosed [ ]   Contract Lost [ ]   Owner's SS or ID#:__________________

Contract Issued by: _____________________   Annuitant/Insured:

Address of Issuer: ______________________   ____________________________________

                   ______________________   [ ] Full Transfer

Telephone No. of Issuer: ________________   [ ] Partial Transfer of ___________
                                                                 approx. amount
                                                                   (min.$2500)

[ ]  Please check if you are transferring an insurance contract.

      Please note: TIAA-CREF Life contracts cannot be owned by two people or have two annuitants.

1. I/We, the owner of the captioned contract, wish to exchange it for a Lifetime Variable Select on the same life and having the same owner as the captioned contract, for which I/We have submitted an application to TIAA-CREF Life.

2. I/We hereby assign and transfer all right, title, and interest in the captioned contract to TIAA-CREF Life.

3. I/We intend this assignment to be part of an exchange of insurance policies under Internal Revenue Code Section 1035. The undersigned is aware that TIAA-CREF Life intends to surrender this contract for its cash value, (no portion of which shall be received actively or constructively by me) and to issue the new Lifetime Variable Select in exchange therefor.

4. This form is being furnished to me for my convenience and at my request and TIAA-CREF Life assumes no liability or responsibility and makes no representations as to the validity or effectiveness of this exchange under
      Section 1035 or otherwise.

5. I/We represent and warrant that no person, firm, or corporation has an interest in the captioned contract except the undersigned, and that no proceedings of either a legal or equitable nature are pending which might affect the said contract.

6. I/We understand and agree that in the event the new Lifetime Variable Select is returned under the "free look" provision, TIAA-CREF Life shall be discharged of all further liability to Me/Us in connection with this transaction. If the exchange of contracts is not completed within a reasonable time, TIAA-CREF Life will assign the contract back to the owner, unless TIAA-CREF Life has already submitted the contract for surrender, and in that event, the amount received by TIAA-CREF Life shall be paid over in full to Me/Us when received.

7. I/We represent that a photographic copy of this original assignment shall be as valid as the original.

8. We acknowledge that this assignment is not effective unless and until accepted by TIAA-CREF Life and such acceptance is recorded at the end of this form.

_______________________________   All other parties, if any, having an interest
     (Owner)     (Date)           in ownership of the captioned contract must
                                  sign. (e.g., all assignees, irrevocable
                                  beneficiaries, etc.)

                                  ______________________________________________
                                     (Signature)              (Interest)

                                  ______________________________________________
                                     (Signature)              (Interest)

                                  ______________________________________________
                                     (Signature)              (Interest)

TIAA-CREF Life hereby accepts the Assignment of the above-referenced contract on this ____ day of _________, 20__.


By:_________________________________    Title:__________________________________

                   TEACHERS PERSONAL INVESTORS SERVICES, INC.

                                                                       2003Q.LVS